EXHIBIT 99.2

Disclaimer

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).

This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.

CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.

Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

PRICE/YIELD - AAA - TO CALL

Balance       $330,600,000.00            Delay                 14
Coupon        4.283                      Dated                 12/1/02
Settle        12/23/02                   First Payment         1/15/03

Price                   Yield
                   14 CPR, Call (Y)        24 CPR, Call (Y)       37 CPR, Call (Y)                 23 HEP, Call (Y)
              ----------------------------------------------------------------------------------------------------------------
       98.750                 4.6200                4.8003                 5.1502                            4.7327
       98.875                 4.5852                4.7445                 5.0536                            4.6848
       99.000                 4.5505                4.6888                 4.9572                            4.6370
       99.125                 4.5159                4.6333                 4.8611                            4.5893
       99.250                 4.4814                4.5779                 4.7653                            4.5418
       99.375                 4.4469                4.5227                 4.6697                            4.4943
       99.500                 4.4126                4.4676                 4.5744                            4.4470
       99.625                 4.3783                4.4126                 4.4793                            4.3998
       99.750                 4.3441                4.3578                 4.3845                            4.3527
       99.875                 4.3100                4.3032                 4.2899                            4.3058
----------------------------------------------------------------------------------------
      100.000                 4.2760                4.2487                 4.1956                            4.2589
----------------------------------------------------------------------------------------
      100.125                 4.2421                4.1943                 4.1015                            4.2121
      100.250                 4.2083                4.1401                 4.0077                            4.1655
      100.375                 4.1746                4.0860                 3.9142                            4.1190
      100.500                 4.1409                4.0321                 3.8209                            4.0725
      100.625                 4.1073                3.9783                 3.7278                            4.0262
      100.750                 4.0739                3.9247                 3.6350                            3.9800
      100.875                 4.0405                3.8711                 3.5424                            3.9340
      101.000                 4.0071                3.8178                 3.4501                            3.8880
      101.125                 3.9739                3.7645                 3.3580                            3.8421
      101.250                 3.9408                3.7114                 3.2662                            3.7963

WAL                             4.40                  2.57                   1.42                              3.02
Mod Durn                        3.67                  2.29                   1.32                              2.66
Principal Window   Jan03 - Apr16           Jan03 - Dec10         Jan03 - Nov07                        Jan03 - Aug11

PRICE/YIELD - AAA - TO MATURITY

Balance       $330,600,000.00       Delay                14
Coupon        4.283                 Dated                12/1/02
Settle        12/23/02              First Payment        1/15/03

Price                        Yield
                       14 CPR, Call (Y)     24 CPR, Call (Y)      37 CPR, Call (Y)                 23 HEP, Call (Y)
              --------------------------------------------------------------------------------------------------------------------
       98.750                    4.6266               4.8020                5.1277                            4.7373
       98.875                    4.5929               4.7492                5.0379                            4.6916
       99.000                    4.5593               4.6966                4.9483                            4.6461
       99.125                    4.5258               4.6441                4.8590                            4.6008
       99.250                    4.4924               4.5918                4.7699                            4.5555
       99.375                    4.4591               4.5396                4.6812                            4.5104
       99.500                    4.4259               4.4876                4.5927                            4.4653
       99.625                    4.3928               4.4358                4.5046                            4.4204
       99.750                    4.3597               4.3841                4.4167                            4.3757
       99.875                    4.3268               4.3326                4.3290                            4.3310
      100.000                    4.2939               4.2812                4.2417                            4.2864
      100.125                    4.2612               4.2300                4.1546                            4.2420
      100.250                    4.2285               4.1789                4.0678                            4.1977
      100.375                    4.1959               4.1279                3.9812                            4.1535
      100.500                    4.1634               4.0771                3.8950                            4.1094
      100.625                    4.1310               4.0265                3.8090                            4.0655
      100.750                    4.0986               3.9760                3.7233                            4.0216
      100.875                    4.0664               3.9257                3.6378                            3.9779
      101.000                    4.0342               3.8755                3.5526                            3.9343
      101.125                    4.0022               3.8254                3.4677                            3.8908
      101.250                    3.9702               3.7755                3.3830                            3.8474

WAL                                4.65                 2.79                  1.56                              3.23
Mod Durn                           3.80                 2.43                  1.43                              2.80
Principal Window       Jan03 - May27        Jan03 - Jul19         Jan03 - Jan14                    Jan03 - Jul20

Disclaimer

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).

This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.

CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.

Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.




DEAL - FFIEC

                   FFIEC HIGH RISK SECURITY TEST


PASS THRU BOND                             CLASS AAA   4.283000%                                                             PASS
-----------------------------------------------------------------------------------------------------------------------------------
TSY BP    SECURITY            MAX        SECURITY                              WAL CHANGE                 PCT CHANGE
SHIFT     CPR        WAL      WAL        YIELD            PRICE                ACTUAL          MAX        ACTUAL              MAX
-----------------------------------------------------------------------------------------------------------------------------------
 -300        37      1.42                0.88762          104.60636             -1.28           -6           4.61             17%
 -200        37      1.42                1.88762          103.16681             -1.28           -6           3.17             17%
 -100        24      2.57                3.18883          102.49775             -0.12           -6           2.50             17%
    0        23      2.70     10         4.25278           99.99736              0.00                           -
  100        14      4.40                5.92413           94.28837              1.70            4          (5.71)            17%
  200        14      4.40                6.92413           91.14047              1.70            4          (8.86)            17%
  300        14      4.40                7.92413           88.20546              1.70            4         (11.79)            17%
------------------------------------------------------------------------------------------------------------------------------------

PRICE/YIELD - AAA - TO CALL

Balance                     $330,600,000.00   Delay                14
Coupon                      4.283             Dated                12/1/02
Settle                      12/23/02          First Payment        1/15/03

                       Yield
Price             0 HEP, Call (Y)    15 HEP, Call (Y)    20 HEP, Call (Y)    23 HEP, Call (Y)    30 HEP, Call (Y)   35 HEP, Call (Y)
                  ------------------------------------------------------------------------------------------------------------------
       98.750            4.4295               4.6161              4.6885              4.7327              4.8438             4.9340
       98.875            4.4170               4.5818              4.6458              4.6848              4.7830             4.8626
       99.000            4.4044               4.5476              4.6031              4.6370              4.7223             4.7915
       99.125            4.3919               4.5134              4.5606              4.5893              4.6617             4.7205
       99.250            4.3794               4.4793              4.5181              4.5418              4.6013             4.6497
       99.375            4.3669               4.4453              4.4758              4.4943              4.5411             4.5790
       99.500            4.3545               4.4114              4.4335              4.4470              4.4810             4.5085
       99.625            4.3421               4.3776              4.3914              4.3998              4.4210             4.4382
       99.750            4.3297               4.3439              4.3494              4.3527              4.3612             4.3681
       99.875            4.3173               4.3102              4.3074              4.3058              4.3015             4.2981
------------------------------------------------------------------------------------------------------------------------------------
      100.000            4.3049               4.2766              4.2656              4.2589              4.2420             4.2283
------------------------------------------------------------------------------------------------------------------------------------
      100.125            4.2926               4.2431              4.2239              4.2121              4.1826             4.1586
      100.250            4.2803               4.2097              4.1822              4.1655              4.1233             4.0892
      100.375            4.2680               4.1763              4.1407              4.1190              4.0642             4.0198
      100.500            4.2558               4.1431              4.0992              4.0725              4.0053             3.9507
      100.625            4.2435               4.1099              4.0579              4.0262              3.9464             3.8817
      100.750            4.2313               4.0768              4.0167              3.9800              3.8877             3.8129
      100.875            4.2191               4.0438              3.9755              3.9340              3.8292             3.7442
      101.000            4.2070               4.0108              3.9345              3.8880              3.7708             3.6757
      101.125            4.1948               3.9780              3.8935              3.8421              3.7125             3.6074
      101.250            4.1827               3.9452              3.8527              3.7963              3.6544             3.5392

WAL                       14.79                 4.42                3.43                3.02                2.31               1.95
Mod Durn                  10.10                 3.72                2.98                2.66                2.10               1.79
Principal Window  Jan03 - Apr30      Jan03 - Oct15       Jan03 - Nov12       Jan03 - Aug11       Jan03 - Jul09      Jan03 - Jul08

PRICE/YIELD - AAA - TO MATURITY

Balance                    $330,600,000.00         Delay                14
Coupon                     4.283                   Dated                12/1/02
Settle                     12/23/02                First Payment        1/15/03

                       Yield
Price             0 HEP, Call (Y)    15 HEP, Call (Y)    20 HEP, Call (Y)    23 HEP, Call (Y)    30 HEP, Call (Y)   35 HEP, Call (Y)
                  ------------------------------------------------------------------------------------------------------------------
       98.750            4.4307               4.6230               4.6947              4.7373              4.8431             4.9282
       98.875            4.4182               4.5898               4.6538              4.6916              4.7856             4.8609
       99.000            4.4057               4.5566               4.6130              4.6461              4.7281             4.7937
       99.125            4.3932               4.5236               4.5723              4.6008              4.6709             4.7267
       99.250            4.3807               4.4907               4.5318              4.5555              4.6137             4.6598
       99.375            4.3683               4.4578               4.4913              4.5104              4.5568             4.5932
       99.500            4.3559               4.4250               4.4510              4.4653              4.5000             4.5267
       99.625            4.3435               4.3923               4.4107              4.4204              4.4433             4.4604
       99.750            4.3312               4.3597               4.3706              4.3757              4.3868             4.3943
       99.875            4.3188               4.3272               4.3305              4.3310              4.3305             4.3284
      100.000            4.3065               4.2947               4.2906              4.2864              4.2743             4.2626
      100.125            4.2942               4.2624               4.2508              4.2420              4.2182             4.1970
      100.250            4.2820               4.2301               4.2111              4.1977              4.1623             4.1316
      100.375            4.2697               4.1979               4.1715              4.1535              4.1065             4.0664
      100.500            4.2575               4.1658               4.1320              4.1094              4.0509             4.0013
      100.625            4.2453               4.1338               4.0925              4.0655              3.9955             3.9364
      100.750            4.2331               4.1019               4.0532              4.0216              3.9401             3.8717
      100.875            4.2210               4.0700               4.0140              3.9779              3.8850             3.8071
      101.000            4.2089               4.0382               3.9749              3.9343              3.8300             3.7427
      101.125            4.1968               4.0065               3.9359              3.8908              3.7751             3.6785
      101.250            4.1847               3.9749               3.8971              3.8474              3.7203             3.6145

WAL                       14.89                 4.67                 3.67                3.23                2.49               2.10
Mod Durn                  10.14                 3.85                 3.13                2.80                2.22               1.90
Principal Window  Jan03 - Nov32        Jan03 - Jul26        Jan03 - Sep22       Jan03 - Jul20       Jan03 - Mar17      Jan03 - Feb15

Disclaimer

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).

This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.

CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.

Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

PRICE/YIELD - AIO

Balance            $99,800,000.00          Delay                 14
Coupon             4                       Dated                 12/1/02
Settle             12/23/02                First Payment         1/15/03


                                                                  ------------------------
                                                                        Breaking Point
----------------------------------------------------------------------------------------------------------------------------------
Price                     58 CPR, Call (Y)      59 CPR, Call (Y)        60 CPR, Call (Y)     61 CPR, Call (Y)    62 CPR, Call (Y)
                               Yield                 Yield                   Yield                Yield                Yield
----------------------------------------------------------------------------------------------------------------------------------
          7.108477              4.75                  4.75                    4.71                 4.60                2.66

WAL                             1.91                  1.91                    1.91                 1.91                1.87
Mod Durn                        1.05                  1.05                    1.05                 1.05                1.04
----------------------------------------------------------------------------------------------------------------------------------